Company Update JP Morgan Conference January 2018 Exhibit 99.2

Forward-Looking Statements This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. We caution investors that forward-looking statements are based on management’s expectations and assumptions as of the date of this presentation, and involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those associated with: the potential market opportunity for SUSTOL®, CINVANTITM and HTX-011; the potential net sales for SUSTOL® and CINVANTITM; the timing of completion and results of the Phase 2 and Phase 3 trials for HTX-011; the timing of the NDA filing for HTX-011; the projected sufficiency of our capital position for future periods; the progress in the research and development of HTX-011 and our other programs, including the timing of clinical and manufacturing activities, and safety and efficacy results from our studies; and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission. Forward-looking statements reflect our analysis only on their stated date, and we take no obligation to update or revise these statements except as may be required by law.

Preclinical Clinical NDA Approved SUSTOL® (granisetron) extended-release injection CINVANTI™ (aprepitant) injectable emulsion HTX-011 bupivacaine + meloxicam ER Local Administration HTX-011 bupivacaine + meloxicam ER Nerve Block Approved by U.S. Food and Drug Administration Status of Product Portfolio Approved by U.S. Food and Drug Administration Postop Pain with Local Administration Fast Track designation granted Phase 3 enrollment complete CINV Pain Phase 2 program in nerve block underway Postop Pain with Nerve Block

CINV Commercial Products

The Management of CINV Remains a Significant Clinical Challenge

> In the U.S., over 1 million people receive CINV therapy each year



2.4 Million
patients receive cancer treatment
1.3 Million
patients receive chemotherapy
1 Million
patients receive CINV therapy

Unmet Need

- Despite treatment with previously available therapies, many patients experience breakthrough CINV particularly in the delayed phase (days 2-5)
- CINV has a high clinical burden – impacting patients' QOL and cancer treatment
- Prior to SUSTOL®, there were no single-agent 5-HT_3 antagonists indicated to prevent delayed CINV from a HEC regimen (including palonosetron)
- Prior to CINVANTI®, there were no NK_1 receptor antagonists approved for both acute and delayed CINV that were free of synthetic surfactants
- HCPs cite the need for new therapies that deliver long-acting CINV prevention in both MEC and HEC

5-HT_3, serotonin; CINV, chemotherapy induced nausea and vomiting; HCP, health care professional; HEC, highly emetogenic chemotherapy; MEC, moderately emetogenic chemotherapy; QoL, quality of life; NK_1, substance P neurokinin-1

Source: IPSOS Q2 2015 Cancer Tracking

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

5

Despite Previously Available Therapies, a Large Percentage of Patients Experience Breakthrough CINV

% of MEC/HEC patients with breakthrough CINV despite prophylaxis

Community practice observational study



Percent of patients experiencing CINV
70%
60%
50%
40%
30%
20%
10%
0%
51%
46%
(n=132)
(n=610)
HEC
MEC

Data from a prospective observational study enrolling chemotherapy-naive patients who received single-day HEC or MEC at four oncology practice networks, all using electronic medical record (EMR) systems, in Georgia, Tennessee, and Florida. CINV = emesis or clinically significant nausea on days 1-5. Regimen for HEC was a 5-HT_3 + NK_1+ dexamethasone (CS) on Day 1; NK_1 on Days 2-3; CS on Days 2-4; For MEC it was 5-HT_3 + NK_1 + CS on Day 1; 5-HT_3, NK_1, or CS on Days 2-3

Source: Gilmore JW et al. *J Oncol.* 2014;10:68-74.

% of MEC/HEC patients with breakthrough CINV despite prophylaxis

Physician perception



50%
50%
Experience breakthrough CINV
Don't experience breakthrough CINV

Source: Instar Market Research, Dec 2015, N=75 oncologists

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

6

CINV Has a High Clinical Burden – Impacting Patients’ QOL and Cancer Treatment Sun CC et al. Support Care Cancer. 2005;13:219-227. Van Laar ES et al. Support Care Cancer. 2015;23:151-7 1.00 0.80 0.60 0.40 0.20 0.0 Alopecia Depression Sexual dysfunction Constipation Fatigue Peripheral neuropathy Febrile neutropenia Diarrhea Mucositis CINV Median visual analog scale (VAS) score VAS scored from 0 to 1 where 0 is the least favorable and 1 is the most acceptable/favorable More acceptable Worst Patients identified CINV as the side effect of chemotherapy they most wanted to avoid CINV commonly disrupts patients’ cancer treatment 32% of oncology HCPs delayed or discontinued chemotherapy due to CINV within the prior year

CINV Prophylaxis Typically Requires Two Complimentary Mechanisms of Action NK1 receptor antagonists Substance P is primary driver of delayed CINV, but related to ~15% of acute failures EMEND® IV (fosaprepitant), which has 90% share of the US NK1 market, contains the synthetic surfactant polysorbate 80 that has been associated with hypersensitivity and infusion site reactions 5-HT3 receptor antagonists These are the backbone of CINV prophylaxis Excessive serotonin release is the primary driver for CINV in the acute phase and secondary driver in the delayed phase NK1 receptor antagonist CINVANT® 5-HT3 receptor antagonist SUSTOL®

Cisplatin Cyclophosphamide/carboplatin Acute phase Delayed phase Intensity of Emesis 0 1 2 3 4 5 Days Heron Therapeutics Is the Only Company with Two Single-Agent Products Approved for Prevention of Acute and Delayed CINV NK1 5-HT3

SUSTOL® Outperformed ALL Recent CINV New Brand Launches CINV New Brand Launches Since 2008 Sources: IMS DDD; Heron actuals (distributor 867 reports) are for 4Q2016 through 3Q2017; due to data availability, Sancuso data includes actuals for launch months 3-12 and estimates for months 1-2. Administrations in First 12 Months (launch aligned) 68,694

SUSTOL® Net Revenue Up 16% to $10 Million in Q4 Over 100,000 Units of SUSTOL Sold to Practices in 2017 Full Year 2017 Net Revenue Was Approximately $31M SUSTOL Quarterly Unit Performance (Provider Demand) Source: Heron 867 data Net Sales $1.3M $3.6M $8.5M $8.6M $10M 16%↑

Market Insights Suggest SUSTOL® May Decline Modestly Through the Arbitrage and Grow Thereafter – Consistent with Aloxi® Analogue

Recent Market Insights

- Practices that are converting to SUSTOL are likely to maintain use[1]
- **~67%** of current "dabblers" likely to stop or reduce use of SUSTOL during arbitrage[2]
- **~20%** of SUSTOL non-users would consider initiating SUSTOL during arbitrage[2]
    - *"If generic Aloxi is available, it's going to allow me to start using SUSTOL without having to worry about maintaining my Aloxi contract" – PM*
- **~55% of HCPs said they would be interested in using SUSTOL post-arbitrage (equating to an addressable market of ~650K units)[2]**
    - *"When ASP [erodes], we would switch all patients from generic Aloxi to SUSTOL." – PM*
    - *"SUSTOL usage would increase. There's no reason to keep people on generic Aloxi." – PM*



Unit Sales
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09
Aloxi
ondansetron

1 Customer discussions
2 Putnam Associates Qual Research Findings, June 2017

12

Study Conducted to Evaluate Hydration Rates With SUSTOL® vs ALOXI® Based on Prior Observation of Fewer Unscheduled Visits Due to CINV by HEC Patients Receiving SUSTOL Vacirca, et. Al., ASCO Palliative Care Symposium, San Diego, CA; October 27-28, 2017 Abstract 108. Patients receiving HEC and a 3-drug antiemetic regimen of an NK-1 receptor antagonist, dexamethasone and either SUSTOL or ALOXI Initial ALOXI then switched to SUSTOL SUSTOL only ALOXI only Group 1 analysis: SUSTOL vs ALOXI Group 2 analysis: initial ALOXI followed by SUSTOL STUDY DESIGN

HEC Patients Treated With SUSTOL Experienced Significantly Lower Requirements For Hydration Compared to ALOXI HEC: Highly emetogenic chemotherapy; max: Maximum; min: Minimum; SD: Standard deviation. Treatment Number of chemotherapy cycles Hydration rate P-value for difference in hydration vs Aloxi Mean (SD) Mean (SD) GROUP 1 HEC ALOXI (n = 78) 5.6 (2.9) 1.0 (1.2) SUSTOL (n = 55) 4.0 (2.1) 0.3 (0.6) p < 0.0001 GROUP 2 HEC ALOXI (n = 32) 3.3 (3.1) 0.7 (1.2) SUSTOL (n = 32) 2.9 (2.0) 0.5 (1.0) p = 0.028 In Group 1, 40% of patients treated with SUSTOL required hydration compared to 81% of patients treated with ALOXI. Vacirca, et. Al., ASCO Palliative Care Symposium, San Diego, CA; October 27-28, 2017 Abstract 108.

CINVANTI™ Now Launched CINVANTI™ is the first and only polysorbate 80-free IV NK1 receptor antagonist approved for the prevention of both acute and delayed CINV CINVANTI™ is indicated in adults, in combination with other antiemetic agents, for the prevention of acute and delayed nausea and vomiting associated with initial and repeat courses of highly emetogenic cancer chemotherapy (HEC) including high-dose cisplatin and nausea and vomiting associated with initial and repeat courses of moderately emetogenic cancer chemotherapy (MEC). Please see Full Prescribing Information on www.CINVANTI.com

Despite an NCCN Category 1 Recommendation, NK1’s are Underutilized Percent of Patients Receiving NK1 Therapy HEC 5-HT3 dexamethasone NK1 olanzapine 5-HT3 dexamethasone NK1 olanzapine MEC NCCN Antiemetic Guidelines IPSOS “US Tandem Oncology Monitor Anti-Emetics Report” is based on chart audit data of 68,437 patient records between 2015 and 2016 NCCN 2017

Aprepitant Has Provided Trusted Efficacy for CINV Prevention for Nearly 15 Years

Overview of Aprepitant

FDA approved	2003
NCCN Category 1 recommendation	Yes
Phase 3/4 clinical trials*	22
Patients studied in clinical trials*	7100+

~1.4 million administrations per year*^
~90% of which is IV fosaprepitant

Aprepitant is the only single-agent NK_1 that:

- Is FDA-approved for prevention of CINV in **both** acute and delayed phases
- Can be administered to patients receiving chemotherapy regardless of cycle length

No other NK_1 has been proven more effective than aprepitant

*Both oral aprepitant and IV fosaprepitant combined
^Source: IMS NPA 2016-2017

17

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

CINVANTI™ Is the First and Only Polysorbate 80-Free IV NK1 Approved for the Prevention of Both Acute and Delayed CINV   CINVANTI™ IV EMEND® IV Varubi® IV aprepitant emulsion fosaprepitant rolapitant Indicated for prevention of both acute and delayed CINV Yes Yes No Can be administered regardless of chemo cycle length Yes Yes No Preliminary data supports administration by IV push Yes1 No No Polysorbate 80-free formulation Yes No Yes Emulsion formulation requires no reconstitution Yes No Yes Aloxi® and dexamethasone are stable when added to the product2 Yes No Yes Can be stored at room temperature for 60 days Yes No Yes FDA-approved dosing administration included in the US prescribing information (PI) for CINVANTI (aprepitant) injectable emulsion is a 30-minute infusion. Aloxi® PI states that it should not be mixed with other drugs

CINVANTI ® Was Well Tolerated Given as an Infusion or as an IV Push CINVANTI Was Well Tolerated When Given by Both 30-minute Infusion and 2-minute IV Push2 CINVANTI Produced Fewer TEAEs Within 30 Minutes of Infusion Than EMEND IV1 1. Data on file. 2. FDA-approved dosing administration included in the US prescribing information for CINVANTI (aprepitant) injectable emulsion is a 30-minute infusion.

With CINVANTI™, Heron Adds a Second Best-In-Class Therapy to Compete in a Branded CINV Market with ~3.6M Annual Units Source: IMS TTM Q3’17 Leading Branded CINV Products (Annual Units)

2018 CINV Franchise Outlook SUSTOL®: We continue to expect core SUSTOL business to hold firm and with possibility of modest decline during arbitrage and growth thereafter Even with the potential for generic palonosetron, 4th quarter unit sales grew 22% Approximately $31M in net product sales in 2017 Permanent J-code 1627 granted by CMS; effective January 1, 2018 CINVANTI® Commercially available in the US We believe it has the best overall profile compared to the other available NK1 antagonists Offers strong strategic and operational fit with existing commercial organization to win in a branded CINV market with ~3.6M annual units CINV Franchise CINV franchise 2018 guidance of $60M–$70M in net product sales

Postoperative Pain Program HTX-011: Proprietary Extended-Release Combination of Bupivacaine + Meloxicam

Postoperative Opioids: A Doorway to Addiction

MORE THAN 50 MILLION
surgical procedures happen in the United States.

80%
of patients undergoing a surgical procedure are prescribed opioids for pain management.

As many as
6.5%
of patients that take opioids to manage pain after surgery may become persistent opioid users.

That equals about
2.6 MILLION PEOPLE.

Of these 2.6 million persistent opioid users,
26% or 676,000
will become addicted to opioids.

In addition, hundreds of millions of
LEFTOVER PILLS
are then brought home from the hospital after surgery

70% of all these opioid tablets go unused

90% of these pills remain inside the home in unsecured locations

32% of all opioid addicts report first opioid exposure through leftover pills

43%
($14.2 billion)
of the healthcare costs associated with addiction can be attributed to postoperative pain management.



23

Market Is Large and Local Anesthetic Use Is Common, but Current Extended Release Anesthetics Have Not Fulfilled the Promise of Long-Acting Pain Relief

Procedures Requiring Postoperative Pain Relief, 2015-2020[1]


Number of Procedures (Millions)
35
30
25
20
15
10
5
0
28
29
30
31
31
32
2015
2016
2017
2018
2019
2020

~28M surgeries in 2015 required postoperative pain management with non-OTC pain medications and had sufficient pain to warrant an extended-release local anesthetic

Local Anesthetic Usage Across Key Surgeries, 2015[1*]


3%
Extended-release anesthetics
74%
Generic local anesthetics
23%
No local anesthetics

Local anaesthetics (LAs) are used to manage postoperative pain in ~21M procedures in 2015; bupivacaine is the most commonly used LA for local administration with **11M** procedures/year for postop pain

Key Limiters of Liposomal Bupivacaine Market Penetration

- Perceived inability to achieve marketed duration of efficacy[2]
- No large scale studies have reproducibly shown superiority versus bupivacaine solution
- HCPs not persuaded that incremental efficacy is worth the cost
- Because of the above, there are significant formulary access restrictions[2]
  - Restricted by Specialty
  - Restricted by Procedure
  - Not on Formulary
  - Very low penetration in ASC and outpatient settings[1]

Sources:
[1] DRG claims analysis (2015), DRG Postoperative Pain Pharmacor
[2] DRG physician and P&T member interviews (2016; n=106)
**Based on analysis of current postoperative pain management across 40 target procedures (~28M procedures)*

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

24

Surgeons Expect to Use Less Opioids and More Long-Acting Local Anesthetics as Better Options Become Available Source: DRG Physician Survey (2016) 72% of surgeons expect to use fewer opioids 62% of surgeons expect to use more local anesthetics 73% of surgeons expect to use more long-acting local anesthetics Future Pain Market Outlook Less use Same use More use

Large US Market Opportunity

Theoretical and Target Market

~28M Annual US Surgical Procedures Requiring Postoperative Pain Management ($7.0 – 8.4B)

~15M procedures	~6M procedures	~7M procedures

Initial Targets

Higher volume procedures across 4 major specialties

- ~6.5M Orthopedic procedures
- ~4.3M General Surgery procedures
- ~3.3 M OB/GYN procedures
- ~1.1M Plastic Surgery procedures

Secondary Targets

Higher volume procedures in non-core specialties (e.g., ENT, urology, hand, others)

Tertiary Targets

Lower volume procedures and procedures where local anesthetics are not widely used today

$3.8 – 4.5B | **$1.6 – 1.9B** | **$1.7 – 2.1B**

Theoretical Market Size

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

26

High Procedure Volume in Target Markets Provides a Robust ROW Market Opportunity Country Total Surgical Procedures Total Procedures Requiring Postop Pain Management Initial Target Procedures Remaining Secondary, Lower Volume & Procedures Currently Not Using Local Anesthetics Germany 22,545,000 6,838,000 3,649,000 3,189,000 France 14,545,000 4,357,000 2,292,000 2,065,000 UK 13,882,000 3,835,000 1,790,000 2,045,000 Italy 5,637,000 2,530,000 1,919,000 611,000 Canada 3,416,000 1,638,000 1,282,000 356,000 Japan 25,959,000 6,600,000 2,668,000 3,932,000 Total 85,984,000 25,798,000 13,600,000 12,198,000

Why Haven’t Extended Release Local Anesthetics Penetrated This Large Market Regardless of delivery technology, extended release bupivacaine products do not reduce pain sufficiently beyond 24 hours to beat bupivacaine HCl : Exparel® (liposomal ER bupivacaine) Xaracoll™ (bupivacaine collagen matrix) Posimur™ (SABER-bupivacaine) HTX-002 (Biochronomer ER bupivacaine) ON-Q® bupivacaine pump (continuous infusion) Numeric Rating Scale (NRS) 60-Hour Continuous Infusion of Bupivacaine With On-Q Pump in Hernia Repair Was Significantly Different From Placebo for Only 24 hr (Schurr et. al. Surgery 2004;136:761-9)

Inflammation Plays a Key Role in Pain Management

(Current local anesthetics do not address this)



BUPH+
BUPN + H+
Diffusable Form
Outside membrane
Nerve Cell Membrane
Inside membrane
Active Form
BUPH+
BUPN + H+

- Surgical insult produces an immediate drop in pH
- As inflammatory cytokines are released and inflammation sets in, the acidic environment is maintained for many days
- The acidic environment shifts the balance to the ionized form, which is unable to enter the nerve

- Acidic environment associated with inflammation results in far less drug penetrating the nerve membrane and reduced anesthetic effects[1,2]
- Bupivacaine is very sensitive to reduced pH
- Addition of meloxicam is designed to help reduce local inflammation and allow bupivacaine to work better in the first several days after surgery

1. Ueno, et al. J of Inflammation Research 1:41-48 2008.
2. Local anesthetic nerve penetration model adapted from Becker and Reed, Anesth Prog 53:98–109 2006

29

HTX-011 Designed to Produce Marked Analgesia Through the First 72 Hours After Surgery1 1 Postoperative pain model in pigs from Castle et al, 2013 EPJ 2 Human dose of liposomal bupivacaine with 40% smaller incision (n=4 pigs in each arm) Increasing Analgesia 2

Activity of HTX-011 Cannot Be Replicated By Systemic Administration of Meloxicam Along With ER Bupivacaine *Supratherapeutic dose of meloxicam administered SQ Post-operative pain model in pigs from Castle et al, 2013 EPJ Pig Post-Operative Pain Model (n=4 pigs in each arm) Increasing Analgesia

The Unique Mechanism of Action of HTX-011 Has Been Demonstrated in the Pig Post-Op Pain Model The normalization of pH starting at 8 hours with HTX-011 allows almost 10x more bupivacaine (BPV) to enter the nerve to block the pain signal % of un-ionized BPV available to enter nerve 7.94% 0.79%

Unique MOA of HTX-011 Produces Significantly Greater Pain Reduction Than ER Versions of Bupivacaine or Meloxicam


Bunionectomy
Time Interval After Study Drug Administration, Hours
0-24
0-48
0-72
AUC LSMD (vs Saline Placebo)
Greater Pain Reduction
10
-10
-30
-50
-70
-90
-110
p=0.0154 vs. HTX-002*
p<0.0001 vs. HTX-009*
HTX-011 60 mg (n = 52)
Bupivacaine ER 60 mg (n = 23)
Meloxicam ER (n = 30)
p=0.0208 vs. HTX-002*
p=0.0005 vs. HTX-009*
p=0.0333 vs. HTX-002*
p=0.0090 vs. HTX-009*
Herniorrhaphy
0-24
0-48
0-72
Greater Pain Reduction
20
0
-20
-40
-60
-80
-100
-120
p=0.2041 vs. HTX-002*
p<0.0035 vs. HTX-009*
HTX-011 200 mg (n = 16)
Bupivacaine ER 200 mg (n = 13)
Meloxicam ER (n = 18)
p=0.0592 vs. HTX-002*
p<0.0042 vs. HTX-009*
p=0.0333 vs. HTX-002*
p=0.0072 vs. HTX-009*

*p-value from ANOVA, LSMD of area under the curve for HTX-011 vs. HTX-002 or HTX-009

33

HERON THERAPEUTICS
Developing Best-in-Class Medicines Improving Lives™

Unique MOA of HTX-011 Results in an Excellent PK-PD Relationship Not Seen With Other ER Bupivacaine Formulations Source: Data on File, Heron Therapeutics, Inc. *LOCF method used to account for missing data, with wWOCF adjustment for use of rescue medications Mean Pain Intensity vs Time PK-PD Relationship HTX-011 (bupivacaine + meloxicam) AUC0-24 hr 60 mg vs P: p <0.0001 60 mg vs B: p = 0.0020 AUC0-48 hr 60 mg vs P: p <0.0001 60 mg vs B: p = 0.0020 AUC0-72 hr 60 mg vs P: p = 0.0003 60 mg vs B: p = 0.0166

Exparel® Does Not Demonstrate a PK-PD Relationship

Exparel® (liposomal bupivacaine)

No PK-PD Relationship



Δ Pain Score
Plasma Conc
Δ Pain Score (Saline minus Exparel)
Plasma Bupivacaine (ng/mL)
Hours
0
24
48
72
0
0.5
1
1.5
2
2.5
3
0
20
40
60
80
100
120
140

Mean Pain Intensity vs Time



placebo
exparel
PI
time (hours)
0
12
24
36
48
60
72
0
1
2
3
4
5
6
7
8
9
10

$AUC_{0\text{-}24\ hr}$	$AUC_{0\text{-}48\ hr}$	$AUC_{0\text{-}72\ hr}$
Exparel vs P: p = 0.0005	Exparel vs P: p = 0.1316	Exparel vs P: p = NS

Source: EXPAREL FDA Clinical Pharmacology and Biopharmaceutics Review; Golf, et al. Adv Ther (2011) 28(9):776-788.

35

HTX-011 Phase 2 Results

Study 202: HTX-011 Reduces Pain Significantly Better Than Placebo or Bupivacaine (Standard-of-Care) After Herniorrhaphy Increasing Pain wWOCF, windowed-worst observation carried-forward for use of opioid rescue medication and LOCF for missing data

Study 208: HTX-011 Reduces Pain Significantly Better Than Placebo or Bupivacaine (Standard-of-Care) After Bunionectomy Increasing Pain wWOCF, windowed-worst observation carried-forward for use of opioid rescue medication and LOCF for missing data

In a Cross-Study Comparison of a Standardized Bunionectomy Model Two Forms of Extended-Release Bupivacaine Produced Remarkably Similar Results Sources: Data on File, Heron Therapeutics, Inc., and *Onel E, Daniels S, Golf M, Patou G. A phase 3, randomized, placebo-controlled trial of Exparel ®, an extended release bupivacaine local analgesic, in bunionectomy. Presented at the 2011 AAOS Annual Meeting in San Diego, CA. Greater Pain Reduction vs Placebo

HTX-011 Reduces Total Opioid Use vs Bupivacaine and Placebo in Phase 2 Source: Data on File, Heron Therapeutics, Inc. Study 208 - Bunionectomy Study Study 202 - Herniorrhaphy Study

HTX-011 Increases Proportion of Opioid-Free Subjects vs Bupivacaine and Placebo in Phase 2 Source: Data on File, Heron Therapeutics, Inc. . Study 202 - Herniorrhaphy Study Study 208 - Bunionectomy Study

Enrollment completed in Both pHase 3 pivotal trials

Study 301: Phase 3 Bunionectomy
Study Design


Randomization (3:3:2)
HTX-011 60 mg Instillation N = 150
Bupivacaine 50 mg Injection N = 150
Saline Placebo Instillation N = 100

Study 301 Endpoints
Primary: Pain Intensity $AUC_{0\text{-}72}$ vs. placebo
1st Key Secondary: Pain Intensity $AUC_{0\text{-}72}$ vs. bupivacaine
2nd Key Secondary: Opioid use vs. placebo
3rd Key Secondary: Opioid-free vs. bupivacaine
4th Key Secondary: Opioid use vs. bupivacaine
The trial design provides at least 90% power to detect a statistically significant difference between HTX-011 and each of the control groups for primary and all key secondary endpoints

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

43

Study 302: Phase 3 Herniorrhaphy
Study Design


Randomization (2:2:1)
HTX-011 300 mg Instillation N = 160
Bupivacaine 75 mg Injection N = 160
Saline Placebo Instillation N = 80

Study 302 Endpoints
Primary: Pain Intensity $AUC_{0\text{-}72}$ vs. placebo
1st Key Secondary: Pain Intensity $AUC_{0\text{-}72}$ vs. bupivacaine
2nd Key Secondary: Opioid use vs. placebo
3rd Key Secondary: Opioid-free vs. bupivacaine
4th Key Secondary: Opioid use vs. bupivacaine
The trial design provides at least 90% power to detect a statistically significant difference between HTX-011 and each of the control groups for primary and all key secondary endpoints

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

44

On-Going Phase 2b Studies

HTX-011 60 mg Nerve Block N = 12 Saline Placebo Nerve Block N = 6 Phase 2b Study 211: Nerve Block in Breast Augmentation Study Design Cohort 1 Cohort 2 Interim Review Committee (IRC) Cohort 2 dose decision HTX-011 120 mg Nerve Block N = 24 Saline Placebo Nerve Block N = 12 Bupivacaine 50 mg Nerve Block N = 12 HTX-011 240 mg Nerve Block N = 24 Saline Placebo Nerve Block N = 12 IRC Cohort 3 dose decision IRC Cohort 4 dose decision Bupivacaine 50 mg Nerve Block N = 12 HTX-011 400 mg Nerve Block N = 48 HTX-011 400 mg Instillation N = 48 Saline Placebo Nerve Block N = 12 Bupivacaine 50 mg Nerve Block N = 12 Cohort 4 Cohort 3 Protocol includes additional optional cohorts to evaluate other doses and administration techniques. Bupivacaine 50 mg Nerve Block N = 6

Phase 2b Total Knee Arthroplasty Study Design HTX-011 400 mg Instillation N = 50 HTX-011 400 mg Instillation + Ropi Injection N = 50 Saline Placebo Injection N = 50 Bupivacaine 125 mg Injection N = 50 Cohort 1 HTX-011 200 mg Instillation N = 20 HTX-011 200 mg Instillation + Injection N = 20 Saline Placebo Injection N = 10 Bupivacaine 125 mg Injection N = 10 IRC Cohort 2 Stand-alone, adequate and well-controlled study cohort

Summary: HTX-011 Is Poised to Fulfill the Promise of a Long-Acting Extended-Release Local Anesthetic

Large, growing market opportunity	✓
Differentiated, synergistic mechanism addresses inflammation – a key inhibitor of both generic and long-acting local anesthetics	✓
Demonstrated superiority vs. generic bupivacaine solution in 3 diverse surgical models in Phase 2; both pivotal Phase 3 trials include a comparison to bupivacaine	✓
Consistent 72-hour efficacy - Pain reduction - Opioid reduction	✓
Applicable in large and small procedures without admixture with bupivacaine solution – reducing chance of dosing errors and systemic toxicity	✓
Simple administration with potential safety advantages	✓
Potential to address most pressing unmet needs cited by key stakeholders – patients, surgeons, anesthesiologists & formulary decision makers	✓
Extensive patent protection through 2035	✓

HERON THERAPEUTICS
Developing Best-in-Class Medicines Improving Lives™

48

Overwhelmingly Positive Response by Physicians and Pharmacists to HTX-011’s Target Product Profile HTX-011 Target Product Profile: Strengths n = 376 total (101 anesthesiologists, 51 general surgeons, 122 orthopedic surgeons, 50 plastic surgeons, 52 pharmacy directors) *Opioid AE’s are assumed to be reduced with significant reduction in use

Pharmacy Directors Strongly Preferred HTX-011 over Exparel® Based on MOA, Reduction in Pain, and Reduction in Opioids

Preference for HTX-011 vs. Exparel Based on Product Attributes



Physician Responses
Pharmacy Director Responses
Mechanism of Action
32% 41% 23% 3% 1%
37% 29% 27%
Duration of Analgesia
21% 43% 31% 6% 0%
16% 45% 33%
Reduction in Pain Score
12% 49% 35% 4%
25% 35% 35% 4%
Reduction in Opioids Consumed
12% 47% 34% 6%
24% 43% 33% 0%
Reduction in Opioid-Related AEs*
11% 46% 39% 4%
14% 39% 41% 6%
Local Admin Dosing
9% 35% 50% 7% 1%
18% 41% 39% 2%
Procedures in Phase 3 Studies
8% 28% 57% 7%
10% 37% 51% 2%

n = 324 total (101 anesthesiologists, 51 general surgeons, 122 orthopedic surgeons, 50 plastic surgeons)

n = 52 pharmacy directors

Shading Legend:

Strongly favors HTX-011	Somewhat favors HTX-011	Product X and Exparel generally equivalent	Somewhat favors Exparel	Strongly favors Exparel

HERON THERAPEUTICS Developing Best-in-Class Medicine Improving Lives™

50

*Opioid AE's are assumed to be reduced with significant reduction in use

Financial Summary Condensed Balance Sheet Data (In thousands) September 30, 2017 Cash, cash equivalents and short-term investments $ 74,016 Accounts receivable, net $ 28,851 Total assets $ 118,196 Promissory note payable $ 25,000 Total stockholders’ equity $ 40,053 In December 2017, we issued 9.7 million shares of common stock for net proceeds of $142.7 million. Including the net proceeds, pro forma cash, cash equivalents and short-term investments totaled $216.7 million at September 30, 2017 Common shares outstanding at December 31, 2017 totaled 64.6 million

Key Catalysts in Pain Management & CINV Franchises HTX-011 for Postoperative Pain CINVANTI™ and SUSTOL® for CINV Fast Track designation granted 2018 net sales guidance for CINV franchise: $60M - $70M Completed enrollment in Phase 3 pivotal trials Top-line Pivotal Phase 3 results 1H 2018 NDA filing 2H 2018